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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 17, 2000

                               AXA FINANCIAL, INC.
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             (Exact name of Registrant as specified in its charter)



       Delaware                     1-11166                  13-3623351
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(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
Incorporation or Organization)                           Identification Number)



                           1290 Avenue of the Americas
                            New York, New York 10104
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                    (Address of principal executive offices)


                                 (212) 554-1234
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                         (Registrant's telephone number)


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ITEM 5.  OTHER EVENTS

         On October 18, 2000 the registrant issued a press release announcing that it had reached an agreement with AXA Group providing for AXA Group to acquire approximately 40% of registrant's outstanding common shares that AXA Group does not already own.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

                  99 Press release, dated October 18, 2000, announcing an approval by the AXA Financial Board of Directors of an agreement with AXA Group providing for AXA Group to acquire approximately 40% of registrant's outstanding common shares that AXA Group does not already own.







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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             AXA FINANCIAL, INC.


Date:  October 18, 2000                      By: /s/   Kevin R. Byrne
                                             Name:     Kevin R. Byrne
                                             Title:    Senior Vice President and
                                                       Treasurer
                                                      (Duly Authorized Officer)






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                                  Exhibit Index


Exhibit                              Exhibit
Number                               Description
                                     -----------


99 Press release, dated October 18, 2000, announcing an approval by the AXA Financial Board of Directors of an agreement with AXA Group providing for AXA Group to acquire approximately 40% of registrant's outstanding common shares that AXA Group doers not already own.






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